Q2 Fiscal 2019 Supplemental Segment Information

Q2 YTD Fiscal 2019 Segment Performance(1) ($ in thousands) Six months ended March 31, Period over 2019 2018 period growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 43,514 $ 39,418 10% Purchased Portfolios 3,578 5,149 (31)% Merchant Services 47,092 44,567 6% Proprietary Software and Payments 13,926 7,484 86% Other — (3) nm Total $ 61,018 $ 52,048 17% Adjusted EBITDA(2) Merchant Services $ 15,677 $ 15,309 2% Proprietary Software and Payments 6,406 3,044 110% Other (4,758) (3,792) 25% Total $ 17,325 $ 14,561 19% Adjusted EBITDA as a percentage of Net Revenue 28% 28% Volume Merchant Services $ 5,598,259 $ 5,333,485 5% Proprietary Software and Payments 288,398 252,736 14% Total $ 5,886,657 $ 5,586,221 5% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Six Months Ended March 31, 2019 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 154,577 $ 15,685 $ — $ 170,262 Acquisition revenue adjustments(1) — 1,270 — 1,270 Interchange and network fees (107,485) (3,029) — (110,514) Net Revenue $ 47,092 $ 13,926 $ — $ 61,018 ($ in thousands) Six Months Ended March 31, 2018 Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 144,906 $ 10,017 $ (3) $ 154,920 Interchange and network fees (100,339) (2,533) — (102,872) Net Revenue $ 44,567 $ 7,484 $ (3) $ 52,048 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $6,877, acquisition revenue adjustments of $0 and interchange and network fees of $3,299 for the six months ended March 31, 2019. 3. Merchant Services includes purchased portfolios which had revenue of $9,801 and interchange and network fees of $4,652 for the six months ended March 31, 2018.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Six Months Ended March 31, 2019				Six Months Ended March 31, 2018			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 10,664	$ 767	$ (8,104)	$ 3,327	$ 9,146	$ 1,266	$ (4,468)	$ 5,944
Interest expense, net	578	—	1,491	2,069	563	—	4,443	5,006
Change in fair value of warrant liability	—	—	—	—	—	—	8,245	8,245
Provision for income taxes	435	—	(306)	129	(232)	—	93	(139)
Net income (loss)	9,651	767	(9,289)	1,129	8,815	1,266	(17,249)	(7,168)
Non-GAAP Adjustments:								
Provision for income taxes	435	—	(306)	129	(232)	—	93	(139)
Offering-related expenses[1]	—	—	—	—	—	—	124	124
Non-cash change in fair value of contingent consideration[2]	(709)	2,862	—	2,153	1,448	681	—	2,129
Non-cash change in fair value of warrant liability[3]	—	—	—	—	—	—	8,245	8,245
Equity-based compensation[4]	—	—	2,314	2,314	—	—	—	—
Acquisition revenue adjustments[5]	—	1,270	—	1,270	—	—	—	—
Acquisition-related expenses[6]	—	—	621	621	—	—	447	447
Acquisition intangible amortization[7]	5,387	722	1	6,110	4,458	168	4	4,630
Non-cash interest[8]	—	—	465	465	—	—	465	465
Other taxes[9]	23	4	163	190	—	—	41	41
Non-GAAP adjusted income before taxes	14,787	5,625	(6,031)	14,381	14,489	2,115	(7,830)	8,774
Pro forma taxes at effective tax rate[10]	(3,696)	(1,406)	1,507	(3,595)	(3,623)	(529)	1,957	(2,195)
Pro forma adjusted net income	11,091	4,219	(4,524)	10,786	10,866	1,586	(5,873)	6,579
Plus:								
Cash interest expense, net[11]	578	—	1,026	1,604	563	—	3,978	4,541
Pro forma taxes at effective tax rate[10]	3,696	1,406	(1,507)	3,595	3,623	529	(1,957)	2,195
Depreciation and internally developed software amortization[12]	312	781	247	1,340	257	929	60	1,246
Adjusted EBITDA	$ 15,677	$ 6,406	$ (4,758)	$ 17,325	$ 15,309	$ 3,044	$ (3,792)	$ 14,561

i3 Verticals

See footnotes continued on the next slide.

Reconciliation of Non-GAAP Financial Measures 1. Includes costs associated with forming i3 Verticals, Inc. and other expenses directly related to the certain transactions as part of any offering. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our consolidated balance sheets. 4. Equity-based compensation expense consisted of $2,314 thousand related to stock options issued under the Company's 2018 Equity Incentive Plan during the six months ended March 31, 2019. 5. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 6. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 7. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 8. Non-cash interest expense reflects amortization of deferred financing costs. 9. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 10. Legal settlement is a charge from certain legal proceedings. 11. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2019 and 2018, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 12. Cash interest expense, net represents all interest expense recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 13. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

Q2 QTD Fiscal 2019 Segment Performance(1) ($ in thousands) Three months ended March 31, Period over 2019 2018 period growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 22,213 $ 20,629 8% Purchased Portfolios 1,541 2,305 (33)% Merchant Services 23,754 22,934 4% Proprietary Software and Payments 7,694 4,132 86% Other — (1) nm Total $ 31,448 $ 27,065 16% Adjusted EBITDA(2) Merchant Services $ 7,826 $ 7,707 2% Proprietary Software and Payments 3,555 1,796 98% Other (2,634) (1,790) (47)% Total $ 8,747 $ 7,713 13% Adjusted EBITDA as a percentage of Net Revenue 28% 28% Volume Merchant Services $ 2,794,120 $ 2,627,705 6% Proprietary Software and Payments 148,688 130,587 14% Total $ 2,942,808 $ 2,758,292 7% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Three Months Ended March 31, 2019 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 76,875 $ 8,519 $ — $ 85,394 Acquisition revenue adjustments(1) — 739 — 739 Interchange and network fees (53,121) (1,564) — (54,685) Adjusted Net Revenue $ 23,754 $ 7,694 $ — $ 31,448 ($ in thousands) Three Months Ended March 31, 2018 Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 72,226 $ 5,473 $ — $ 77,699 Interchange and network fees (49,292) (1,341) (1) (50,634) Adjusted Net Revenue $ 22,934 $ 4,132 $ (1) $ 27,065 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $3,031, acquisition revenue adjustments of $0 and interchange and network fees of $1,490 for the three months ended March 31, 2019. 3. Merchant Services includes purchased portfolios which had revenue of $4,466 and interchange and network fees of $2,161 for the three months ended March 31, 2018.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three Months Ended March 31, 2019				Three Months Ended March 31, 2018			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 5,276	$ (922)	$ (4,557)	$ (203)	$ 3,728	$ 1,041	$ (2,173)	$ 2,596
Interest expense, net	289	—	866	1,155	338	—	2,280	2,618
Change in fair value of warrant liability	—	—	—	—	—	—	6,564	6,564
Provision for income taxes	188	—	(324)	(136)	140	—	110	250
Net income (loss)	4,799	(922)	(5,099)	(1,222)	3,250	1,041	(11,127)	(6,836)
Non-GAAP Adjustments:								
Provision for income taxes	188	—	(324)	(136)	140	—	110	250
Offering-related expenses[1]	—	—	—	—	—	—	124	124
Non-cash change in fair value of contingent consideration[2]	(390)	2,892	—	2,502	1,573	174	—	1,747
Non-cash change in fair value of warrant liability[3]	—	—	—	—	—	—	6,564	6,564
Equity-based compensation[4]	—	—	1,363	1,363	—	—	—	—
Acquisition revenue adjustments[5]	—	739	—	739	—	—	—	—
Acquisition-related expenses[6]	—	—	261	261	—	—	220	220
Acquisition intangible amortization[7]	2,764	440	1	3,205	2,280	88	2	2,370
Non-cash interest[8]	—	—	232	232	—	—	248	248
Other taxes[9]	23	4	160	187	—	—	6	6
Non-GAAP adjusted income before taxes	7,384	3,153	(3,406)	7,131	7,243	1,303	(3,853)	4,693
Pro forma taxes at effective tax rate[10]	(1,846)	(788)	851	(1,783)	(1,811)	(326)	964	(1,173)
Pro forma adjusted net income	5,538	2,365	(2,555)	5,348	5,432	977	(2,889)	3,520
Plus:								
Cash interest expense, net[11]	289	—	634	923	338	—	2,032	2,370
Pro forma taxes at effective tax rate[10]	1,846	788	(851)	1,783	1,811	326	(964)	1,173
Depreciation and internally developed software amortization[12]	153	402	138	693	126	493	31	650
Adjusted EBITDA	$ 7,826	$ 3,555	$ (2,634)	$ 8,747	$ 7,707	$ 1,796	$ (1,790)	$ 7,713

See footnotes continued on the next slide.

Reconciliation of Non-GAAP Financial Measures 1. Includes costs associated with forming i3 Verticals, Inc. and other expenses directly related to the certain transactions as part of any offering. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our consolidated balance sheets. 4. Equity-based compensation expense consisted of $1,363 thousand related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended March 31, 2019. 5. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 6. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 7. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 8. Non-cash interest expense reflects amortization of deferred financing costs. 9. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 10. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2019 and 2018, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 11. Cash interest expense, net represents all interest expense recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 12. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

Q1 Fiscal 2019 Segment Performance(1) ($ in thousands) Three months ended December 31, Period over 2018 2017 period growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 21,301 $ 18,788 13% Purchased Portfolios 2,037 2,844 (28)% Merchant Services 23,338 21,632 8% Proprietary Software and Payments 6,232 3,353 86% Other — (2) nm Total $ 29,570 $ 24,983 18% Adjusted EBITDA(2) Merchant Services $ 7,851 $ 7,603 3% Proprietary Software and Payments 2,851 1,248 128% Other (2,124) (2,002) (6)% Total $ 8,578 $ 6,849 25% Adjusted EBITDA as a percentage of Net Revenue 29% 27% Volume Merchant Services $ 2,804,139 $ 2,705,780 4% Proprietary Software and Payments 139,710 122,149 14% Total $ 2,943,849 $ 2,827,929 4% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Three Months Ended December 31, 2018 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 77,702 $ 7,166 $ — $ 84,868 Acquisition revenue adjustments(1) — 531 — 531 Interchange and network fees (54,364) (1,465) — (55,829) Adjusted Net Revenue $ 23,338 $ 6,232 $ — $ 29,570 ($ in thousands) Three Months Ended December 31, 2017 Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 72,679 $ 4,545 $ (3) $ 77,221 Interchange and network fees (51,047) (1,192) 1 (52,238) Adjusted Net Revenue $ 21,632 $ 3,353 $ (2) $ 24,983 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments move the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the first quarter earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $3,846, acquisition revenue adjustments of $0 and interchange and network fees of $1,809 for the three months ended December 31, 2018. 3. Merchant Services includes purchased portfolios which had revenue of $5,335 and interchange and network fees of $2,491 for the three months ended December 31, 2017.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three Months Ended December 31, 2018				Three Months Ended December 31, 2017			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 5,388	$ 1,689	$ (3,547)	$ 3,530	$ 5,418	$ 224	$ (2,295)	$ 3,347
Interest expense, net	289	—	625	914	225	—	2,162	2,387
Change in fair value of warrant liability	—	—	—	—	—	—	1,681	1,681
Provision for (benefit from) income taxes	247	—	18	265	(372)	—	(17)	(389)
Net income (loss)	4,852	1,689	(4,190)	2,351	5,565	224	(6,121)	(332)
Non-GAAP Adjustments:								
Provision for (benefit from) income taxes	247	—	18	265	(372)	—	(17)	(389)
Non-cash change in fair value of contingent consideration[1]	(319)	(30)	—	(349)	(125)	507	—	382
Non-cash change in fair value of warrant liability[2]	—	—	—	—	—	—	1,681	1,681
Equity-based compensation[3]	—	—	951	951	—	—	—	—
Acquisition revenue adjustments[4]	—	531	—	531	—	—	—	—
Acquisition-related expenses[5]	—	—	360	360	—	—	228	228
Acquisition intangible amortization[6]	2,623	282	—	2,905	2,178	80	2	2,260
Non-cash interest[7]	—	—	233	233	—	—	221	221
Other taxes[8]	—	—	3	3	—	—	36	36
Non-GAAP adjusted income (loss) before taxes	7,403	2,472	(2,625)	7,250	7,246	811	(3,970)	4,087
Pro forma taxes at effective tax rate[9]	(1,850)	(618)	656	(1,812)	(1,812)	(203)	993	(1,022)
Pro forma adjusted net income (loss)	5,553	1,854	(1,969)	5,438	5,434	608	(2,977)	3,065
Plus:								
Cash interest expense, net[10]	289	—	392	681	225	—	1,941	2,166
Pro forma taxes at effective tax rate[9]	1,850	618	(656)	1,812	1,812	203	(993)	1,022
Depreciation and internally developed software amortization[11]	159	379	109	647	132	437	27	596
Adjusted EBITDA	$ 7,851	$ 2,851	$ (2,124)	$ 8,578	$ 7,603	$ 1,248	$ (2,002)	$ 6,849

See footnotes continued on the next slide.

i3 Verticals

Reconciliation of Non-GAAP Financial Measures 1. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our consolidated balance sheets. 3. Equity-based compensation expense consisted of $951 thousand related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended December 31, 2018. 4. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 5. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the first quarter earnings release. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of deferred financing costs. 8. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 9. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both fiscal 2019 and 2018, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 10. Cash interest expense, net represents all interest expense recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 11. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

Q4 Fiscal 2018 and 2017 Segment Performance(1) ($ in thousands) Three months ended September 30, Period over 2018 2017 period growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 21,752 $ 14,425 51% Purchased Portfolios 1,823 2,775 (34)% Merchant Services 23,575 17,200 37% Proprietary Software and Payments 4,512 3,166 43% Other — (20) nm Total $ 28,087 $ 20,346 38% Adjusted EBITDA(2) Merchant Services $ 7,961 $ 6,361 25% Proprietary Software and Payments 1,710 676 153% Other (1,822) (1,286) (42)% Total $ 7,849 $ 5,751 36% Adjusted EBITDA as a percentage of Net Revenue 28% 28% Volume Merchant Services $ 2,850,503 $ 2,668,734 7% Proprietary Software and Payments 120,717 103,574 17% Total $ 2,971,220 $ 2,772,308 7% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Three Months Ended September 30, 2018 Proprietary Software Merchant Services(1) and Payments Other Total Revenue $ 78,258 $ 5,795 $ — $ 84,053 Interchange and network fees (54,683) (1,283) — (55,966) Adjusted Net Revenue $ 23,575 $ 4,512 $ — $ 28,087 ($ in thousands) Three Months Ended September 30, 2017 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 67,560 $ 4,239 $ (20) $ 71,779 Interchange and network fees (50,360) (1,073) — (51,433) Adjusted Net Revenue $ 17,200 $ 3,166 $ (20) $ 20,346 1. Merchant Services includes purchased portfolios which had revenue of $3,778 and interchange and network fees of $1,955 for the three months ended September 30, 2018. 2. Merchant Services includes purchased portfolios which had revenue of $5,467 and interchange and network fees of $2,692 for the three months ended September 30, 2017.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three Months Ended September 30, 2018				Three Months Ended September 30, 2017			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 5,329	$ 878	$ (2,712)	$ 3,495	$ 3,661	$ 168	$ (1,751)	$ 2,078
Interest expense, net	372	—	477	849	—	—	1,975	1,975
Change in fair value of warrant liability	—	—	—	—	—	—	(357)	(357)
Provision for (benefit from) income taxes	585	—	(801)	(216)	27	—	49	76
Net income (loss)	4,372	878	(2,388)	2,862	3,634	168	(3,418)	384
Non-GAAP Adjustments:								
Provision for (benefit from) income taxes	585	—	(801)	(216)	27	—	49	76
Non-cash change in fair value of contingent consideration[1]	237	349	—	586	(400)	5	—	(395)
Non-cash change in fair value of warrant liability[2]	—	—	—	—	—	—	(357)	(357)
Equity-based compensation[3]	—	—	750	750	—	—	—	—
Acquisition-related expenses[4]	—	—	53	53	7	—	423	430
Acquisition intangible amortization[5]	2,257	97	24	2,378	1,914	87	2	2,003
Non-cash interest[6]	—	—	233	233	—	—	124	124
Other taxes[7]	—	—	2	2	—	—	11	11
Legal settlement[8]	—	—	—	—	995	—	—	995
Non-GAAP adjusted income (loss) before taxes	7,451	1,324	(2,127)	6,648	6,177	260	(3,166)	3,271
Pro forma taxes at effective tax rate[9]	(1,863)	(331)	532	(1,662)	(1,544)	(65)	791	(818)
Pro forma adjusted net income (loss)	5,588	993	(1,595)	4,986	4,633	195	(2,375)	2,453
Plus:								
Cash interest expense, net[10]	372	—	244	616	—	—	1,851	1,851
Pro forma taxes at effective tax rate[9]	1,863	331	(532)	1,662	1,544	65	(791)	818
Depreciation and internally developed software amortization[11]	138	386	61	585	184	416	29	629
Adjusted EBITDA	$ 7,961	$ 1,710	$ (1,822)	$ 7,849	$ 6,361	$ 676	$ (1,286)	$ 5,751

See footnotes continued on the next slide.

Reconciliation of Non-GAAP Financial Measures 1. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our consolidated balance sheets. 3. Equity-based compensation expense consisted of $750 thousand related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended September 30, 2018. 4. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 5. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6. Non-cash interest expense reflects amortization of deferred financing costs. 7. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 8. Legal settlement is a charge from certain legal proceedings. 9. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both fiscal 2018 and 2017, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 10. Cash interest expense, net represents all interest expense recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 11. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

Q3 Fiscal 2018 and 2017 Segment Performance(1) ($ in thousands) Three months ended June 30, Period over period 2018 2017 growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 23,025 $ 12,737 81% Purchased Portfolios 2,068 2,939 (30)% Merchant Services 25,093 15,676 60% Proprietary Software and Payments 3,738 2,121 76% Other — (34) nm Total $ 28,831 $ 17,763 62% Adjusted EBITDA(2) Merchant Services $ 8,275 $ 5,638 47% Proprietary Software and Payments 1,463 220 565% Other (1,801) (1,422) (27)% Total $ 7,937 $ 4,436 79% Adjusted EBITDA as a percentage of Net Revenue 28% 25% Volume Merchant Services $ 2,888,278 $ 2,542,722 14% Proprietary Software and Payments 109,088 84,280 29% Total $ 2,997,366 $ 2,627,002 14% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Three Months Ended June 30, 2018 Proprietary Software Merchant Services(1) and Payments Other Total Revenue $ 79,766 $ 4,770 $ — $ 84,536 Interchange and network fees (54,673) (1,032) — (55,705) Adjusted Net Revenue $ 25,093 $ 3,738 $ — $ 28,831 ($ in thousands) Three Months Ended June 30, 2017 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 63,413 $ 2,947 $ (34) $ 66,326 Interchange and network fees (47,737) (826) — (48,563) Adjusted Net Revenue $ 15,676 $ 2,121 $ (34) $ 17,763 1. Merchant Services includes purchased portfolios which had revenue of $4,218 and interchange and network fees of $2,150 for the three months ended June 30, 2018. 2. Merchant Services includes purchased portfolios which had revenue of $5,890 and interchange and network fees of $2,951 for the three months ended June 30, 2017.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three Months Ended June 30, 2018				Three Months Ended June 30, 2017			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 5,762	$ (118)	$ (2,721)	$ 2,923	$ 3,706	$ 546	$ (1,535)	$ 2,717
Interest expense, net	360	—	2,284	2,644	—	—	1,717	1,717
Change in fair value of warrant liability	—	—	242	242	—	—	(58)	(58)
(Benefit from) provision for income taxes	(39)	—	731	692	57	1	113	171
Net income (loss)	5,441	(118)	(5,978)	(655)	3,649	545	(3,307)	887
Non-GAAP Adjustments:								
(Benefit from) provision for income taxes	(39)	—	731	692	57	1	113	171
Non-cash change in fair value of contingent consideration[1]	87	1,064	—	1,151	29	(775)	—	(746)
Non-cash change in fair value of warrant liability[2]	—	—	242	242	—	—	(58)	(58)
Equity-based compensation[3]	—	—	817	817	—	—	—	—
Acquisition-related expenses[4]	—	—	30	30	—	—	60	60
Acquisition intangible amortization[5]	2,297	79	—	2,376	1,736	61	3	1,800
Non-cash interest[6]	—	—	370	370	—	—	108	108
Other taxes[7]	2	—	14	16	—	—	23	23
Non-GAAP adjusted income (loss) before taxes	7,788	1,025	(3,774)	5,039	5,471	(168)	(3,058)	2,245
Pro forma taxes at effective tax rate[8]	(1,946)	(256)	942	(1,260)	(1,395)	43	780	(572)
Pro forma adjusted net income (loss)	5,842	769	(2,832)	3,779	4,076	(125)	(2,278)	1,673
Plus:								
Cash interest expense, net[9]	360	—	1,914	2,274	—	—	1,609	1,609
Pro forma taxes at effective tax rate[8]	1,946	256	(942)	1,260	1,395	(43)	(780)	572
Depreciation and software amortization[10]	127	438	59	624	167	388	27	582
Adjusted EBITDA	$ 8,275	$ 1,463	$ (1,801)	$ 7,937	$ 5,638	$ 220	$ (1,422)	$ 4,436

See footnotes continued on the next slide.

Reconciliation of Non-GAAP Financial Measures 1. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our condensed consolidated balance sheets. 3. Equity-based compensation expense consisted of $76 thousand related to stock options issued under the Company's 2018 Equity Incentive Plan and $741 thousand related to tax receivables agreement (TRA) non-participation compensatory shares during the three months ended June 30, 2018. TRA non-participation compensatory shares were issued to former equity owners as part of the Reorganization Transactions in conjunction with the IPO. 4. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 5. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6. Non-cash interest expense reflects amortization of deferred financing costs. 7. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 8. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% and 25.5% fiscal 2018 and 2017, respectively, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 9. Cash interest expense, net represents all interest expense recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 10. Depreciation and software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its capitalized software.

Q2 Fiscal 2018 and 2017 Segment Performance(1) ($ in thousands) Three months ended March 31, Period over period 2018 2017 growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 20,629 $ 11,752 76% Purchased Portfolios 2,305 3,076 (25)% Merchant Services 22,934 14,828 55% Proprietary Software and Payments 4,132 2,728 51% Other (1) 158 nm Total $ 27,065 $ 17,714 53% Adjusted EBITDA(2) Merchant Services $ 7,707 $ 5,095 51% Proprietary Software and Payments 1,796 705 155% Other (1,790) (1,052) (70)% Total $ 7,713 $ 4,748 62% Adjusted EBITDA as a percentage of Net Revenue 28% 27% Volume Merchant Services $ 2,627,705 $ 2,322,120 13% Proprietary Software and Payments 130,587 105,367 24% Total $ 2,758,292 $ 2,427,487 14% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Three Months Ended March 31, 2018 Proprietary Software Merchant Services(1) and Payments Other Total Revenue $ 72,226 $ 5,473 $ — $ 77,699 Interchange and network fees (49,292) (1,341) (1) (50,634) Adjusted Net Revenue $ 22,934 $ 4,132 $ (1) $ 27,065 ($ in thousands) Three Months Ended March 31, 2017 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 57,890 $ 3,835 $ 410 $ 62,135 Interchange and network fees (43,062) (1,107) (252) (44,421) Adjusted Net Revenue $ 14,828 $ 2,728 $ 158 $ 17,714 1. Merchant Services includes purchased portfolios which had revenue of $4,466 and interchange and network fees of $2,161 for the three months ended March 31, 2018. 2. Merchant Services includes purchased portfolios which had revenue of $5,719 and interchange and network fees of $2,643 for the three months ended March 31, 2017.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three Months Ended March 31, 2018				Three Months Ended March 31, 2017			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 3,728	$ 1,041	$ (2,173)	$ 2,596	$ 3,126	$ (190)	$ (1,228)	$ 1,708
Interest expense, net	338	—	2,280	2,618	—	—	1,649	1,649
Change in fair value of warrant liability	—	—	6,564	6,564	—	—	—	—
Provision for income taxes	140	—	110	250	—	—	10	10
Net income (loss)	3,250	1,041	(11,127)	(6,836)	3,126	(190)	(2,887)	49
Non-GAAP Adjustments:								
Provision for income taxes	140	—	110	250	—	—	10	10
Offering-related expenses[1]	—	—	124	124	—	—	—	—
Non-cash change in fair value of contingent consideration[2]	1,573	174	—	1,747	—	360	—	360
Non-cash change in fair value of warrant liability[3]	—	—	6,564	6,564	—	—	—	—
Acquisition-related expenses[4]	—	—	220	220	—	—	145	145
Acquisition intangible amortization[5]	2,280	88	2	2,370	1,819	65	2	1,886
Non-cash interest[6]	—	—	248	248	—	—	111	111
Other taxes[7]	—	—	6	6	—	—	2	2
Non-GAAP adjusted income (loss) before taxes	7,243	1,303	(3,853)	4,693	4,945	235	(2,617)	2,563
Pro forma taxes at effective tax rate[8]	(1,811)	(326)	964	(1,173)	(1,261)	(60)	667	(654)
Pro forma adjusted net income (loss)	5,432	977	(2,889)	3,520	3,684	175	(1,950)	1,909
Plus:								
Cash interest expense, net[9]	338	—	2,032	2,370	—	—	1,538	1,538
Pro forma taxes at effective tax rate[8]	1,811	326	(964)	1,173	1,261	60	(667)	654
Depreciation and software amortization[10]	126	493	31	650	150	470	27	647
Adjusted EBITDA	$ 7,707	$ 1,796	$ (1,790)	$ 7,713	$ 5,095	$ 705	$ (1,052)	$ 4,748

See footnotes continued on the next slide.

i3 Verticals

Reconciliation of Non-GAAP Financial Measures 1. Includes costs associated with forming i3 Verticals, Inc. and other expenses directly related to the certain transactions as part of any offering. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our condensed consolidated balance sheets. 4. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 5. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6. Non-cash interest expense reflects amortization of deferred financing costs. 7. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 8. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% and 25.5% for fiscal 2018 and 2017, respectively, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 9. Cash interest expense, net represents all interest expense recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 10. Depreciation and software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its capitalized software.

Q1 Fiscal 2018 and 2017 Segment Performance(1) ($ in thousands) Three months ended December 31, Period over 2017 2016 period growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 18,788 $ 11,835 59% Purchased Portfolios 2,844 3,325 (14)% Merchant Services 21,632 15,160 43% Proprietary Software and Payments 3,353 2,596 29% Other (2) (120) nm Total $ 24,983 $ 17,636 42% Adjusted EBITDA(2) Merchant Services $ 7,603 $ 5,565 37% Proprietary Software and Payments 1,248 254 391% Other (2,002) (1,490) (34)% Total $ 6,849 $ 4,329 58% Adjusted EBITDA as a percentage of Net Revenue 27% 25% Volume Merchant Services $ 2,705,780 $ 2,350,371 15% Proprietary Software and Payments 122,149 92,267 32% Total $ 2,827,929 $ 2,442,638 16% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Three Months Ended December 31, 2017 Proprietary Software Merchant Services(1) and Payments Other Total Revenue $ 72,679 $ 4,545 $ (3) $ 77,221 Interchange and network fees (51,047) (1,192) 1 (52,238) Adjusted Net Revenue $ 21,632 $ 3,353 $ (2) $ 24,983 ($ in thousands) Three Months Ended December 31, 2016 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 59,142 $ 3,561 $ (372) $ 62,331 Interchange and network fees (43,982) (965) 252 (44,695) Adjusted Net Revenue $ 15,160 $ 2,596 $ (120) $ 17,636 1. Merchant Services includes purchased portfolios which had revenue of $5,335 and interchange and network fees of $2,491 for the three months ended December 31, 2017. 2. Merchant Services includes purchased portfolios which had revenue of $6,401 and interchange and network fees of $3,076 for the three months ended December 31, 2016.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three Months Ended December 31, 2017				Three Months Ended December 31, 2016			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 5,418	$ 224	$ (2,295)	$ 3,347	$ 2,942	$ (195)	$ (1,650)	$ 1,097
Interest expense, net	225	—	2,162	2,387	—	—	1,595	1,595
Change in fair value of warrant liability	—	—	1,681	1,681	—	—	—	—
Provision for (benefit from) income taxes	(372)	—	(17)	(389)	—	—	(80)	(80)
Net income (loss)	5,565	224	(6,121)	(332)	2,942	(195)	(3,165)	(418)
Non-GAAP Adjustments:								
Provision for (benefit from) income taxes	(372)	—	(17)	(389)	—	—	(80)	(80)
Non-cash change in fair value of contingent consideration[1]	(125)	507	—	382	563	—	—	563
Non-cash change in fair value of warrant liability[2]	—	—	1,681	1,681	—	—	—	—
Acquisition-related expenses[3]	—	—	228	228	—	—	131	131
Acquisition intangible amortization[4]	2,178	80	2	2,260	1,915	63	2	1,980
Non-cash interest[5]	—	—	221	221	—	—	110	110
Other taxes[6]	—	—	36	36	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	7,246	811	(3,970)	4,087	5,420	(132)	(3,002)	2,286
Pro forma taxes at effective tax rate[7]	(1,812)	(203)	993	(1,022)	(1,382)	34	766	(582)
Pro forma adjusted net income (loss)	5,434	608	(2,977)	3,065	4,038	(98)	(2,236)	1,704
Plus:								
Cash interest expense, net[8]	225	—	1,941	2,166	—	—	1,485	1,485
Pro forma taxes at effective tax rate[7]	1,812	203	(993)	1,022	1,382	(34)	(766)	582
Depreciation and software amortization[9]	132	437	27	596	145	386	27	558
Adjusted EBITDA	$ 7,603	$ 1,248	$ (2,002)	$ 6,849	$ 5,565	$ 254	$ (1,490)	$ 4,329

See footnotes continued on the next slide.

i3 Verticals

Reconciliation of Non-GAAP Financial Measures 1. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our consolidated balance sheets. 3. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 4. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 5. Non-cash interest expense reflects amortization of deferred financing costs. 6. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 7. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% and 25.5% for fiscal 2018 and 2017, respectively, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 8. Cash interest expense, net represents all interest expense recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 9. Depreciation and software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its capitalized software.